UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	October 25, 2011

AEGION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-10786	45-3117900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17988 Edison Avenue, Chesterfield, Missouri	63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number,
including area code	(636) 530-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As disclosed below, Aegion Corporation, a Delaware corporation (the “Registrant”), became the successor issuer to Insituform Technologies, Inc., a Delaware corporation (“Insituform”), on October 25, 2011.  This Current Report on Form 8-K is being filed for the purpose of establishing the Registrant as the successor issuer pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to timely disclose certain other events required to be disclosed on Form 8-K with respect to Insituform prior to and including October 25, 2011 and the Registrant as of and after October 25, 2011.  In connection with the succession, the class of securities and their associated rights issued by the Registrant under Section 12(b) of the Exchange Act is deemed registered by operation of Rule 12g-3(a).

Item 1.01.                      Entry into a Material Definitive Agreement.

Effective on October 25, 2011, pursuant to the Agreement of Merger and Plan of Reorganization among Insituform, the Registrant and Insituform MergerSub, Inc. (“MergerSub”), dated October 19, 2011 (the “Plan of Reorganization”), Insituform reorganized into a holding company organizational structure (the “Reorganization”).

The Reorganization was effected by a merger conducted pursuant to Section 251(g) of the Delaware General Corporation Law (the “DGCL”), which provides for the formation of a holding company structure without a vote of the stockholders of the constituent corporations.  Insituform formed the Registrant as a wholly-owned subsidiary, which in turn formed MergerSub as a wholly-owned subsidiary.  Under the terms of the Plan of Reorganization, MergerSub merged with and into Insituform (the “Merger”), with Insituform surviving the Merger and becoming a direct, wholly-owned subsidiary of the Registrant.

Under the Plan of Reorganization, each common share of stock, par value $.01 per share (“Insituform Common Stock”), and associated Preferred Stock Purchase Right (“Insituform Rights”) of Insituform issued and outstanding immediately prior to the Merger converted into and was deemed exchanged for one common share of stock, par value $.01 per share (“Registrant Common Stock”), and associated Preferred Stock Purchase Right (“Registrant Rights”) of the Registrant, having the same rights, powers, preferences, qualifications, limitations and restrictions as the Insituform Common Stock and the Insituform Rights being converted and exchanged.

At the effective time of the Merger, all unexercised and unexpired options to purchase Insituform Common Stock with the associated Insituform Rights (“Options”) then outstanding under Insituform’s stock incentive plans and any other equity plans of Insituform then in existence which allows the purchase, grant or issuance of Insituform Common Stock (the “Equity Plans”), whether or not then exercisable, were assumed by the Registrant.  Each Option so assumed by the Registrant under the Plan of Reorganization will continue to have, and be subject to, the same terms and conditions as set forth in the applicable Equity Plan and the applicable agreements thereunder immediately prior to the effective time of the Merger.

Under the Plan of Reorganization, Insituform assigned to the Registrant, and the Registrant assumed and agreed to perform, all obligations of Insituform pursuant to: (i) the Equity Plans, (ii) any other employee and executive compensation plans pursuant to which Insituform is obligated to its directors, officers or employees (the “Other Plans”), (iii) each stock option and/or similar grant agreement entered into pursuant to the Equity Plans or the Other Plans, and each outstanding Option or award granted thereunder, and (iv) any other agreements that should appropriately be titled in the name of the Registrant (the “Other Agreements”).  At the effective time of the Merger, the Equity Plans, the Other Plans, any equity award agreements and the Other Agreements were automatically amended as necessary to provide that references to Insituform in such agreements shall be read to refer to the Registrant.

In accordance with Section 251(g) of the DGCL, the certificate of incorporation and by-laws of the Registrant are identical (except as permitted by Section 251(g) of the DGCL) to those of Insituform immediately prior to the effective time of the Merger, and the directors and officers of the Registrant are identical to the directors and officers of Insituform immediately prior to the effective time of the Merger.

In accordance with Rule 414 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant adopted Insituform’s registration statements on Form S-8 under the Securities Act.

At the effective time of the Merger, the Registrant implemented a Rights Agreement that is substantively identical to the Rights Agreement of Insituform except that the Registrant is the party thereto, rather than Insituform.

At the effective time of the Merger, the Registrant Common Stock and associated Registrant Rights will trade on the Nasdaq Global Select Market under the “AEGN” ticker symbol in lieu of the Insituform Common Stock and Insituform Rights that were traded under the ticker symbol “INSU” prior to the effective time of the Merger.

Item 9.01.                      Financial Statements and Exhibits.

(d)	The following exhibits are filed as part of this report, numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K:

Exhibit	Description

2.1	Agreement of Merger and Plan of Reorganization, dated October 19, 2011, by and among Insituform Technologies, Inc., Aegion Corporation and Insituform MergerSub, Inc.

3.1	Certificate of Incorporation of Aegion Corporation

3.2	By-Laws of Aegion Corporation

3.3	Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock of Aegion Corporation

4.1	Rights Agreement, dated October 6, 2011, between Aegion Corporation and American Stock Transfer & Trust Company, LLC

10.1	Assignment and Assumption Agreement, dated October 25, 2011, between Insituform Technologies, Inc. and Aegion Corporation

99.1	Press Release of Aegion Corporation/Insituform Technologies, Inc., dated October 25, 2011, announcing completion of holding company reorganization

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGION CORPORATION

By:	/s/ David F. Morris
David F. Morris
Senior Vice President, Chief Administrative Officer,
General Counsel and Secretary

Date: October 26, 2011

EXHIBIT INDEX

Exhibit	Description
2.1	Agreement of Merger and Plan of Reorganization, dated October 19, 2011, by and among Insituform Technologies, Inc., Aegion Corporation and Insituform MergerSub, Inc.
3.1	Certificate of Incorporation of Aegion Corporation
3.2	By-Laws of Aegion Corporation
3.3	Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock of Aegion Corporation
4.1	Rights Agreement, dated October 6, 2011, between Aegion Corporation and American Stock Transfer & Trust Company, LLC
10.1	Assignment and Assumption Agreement, dated October 25, 2011, between Insituform Technologies, Inc. and Aegion Corporation
99.1	Press Release of Aegion Corporation/Insituform Technologies, Inc., dated October 25, 2011, announcing completion of holding company reorganization

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